UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________

FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________________________

Date of Report (Date of earliest event reported): April 4, 2017

NEUROMETRIX, INC.
(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Winter Street, Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip Code)
(781) 890-9989
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NEUROMETRIX, INC.

TABLE OF CONTENTS

Item 4.01 Changes in Registrant's Certifying Accountant
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Exhibit 16.1

Item 4.01 Changes in Registrant's Certifying Accountant

On April 4, 2017, the Company, with the approval of the Audit Committee of the Board of Directors (the "Audit Committee") dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm and appointed Moody, Famiglietti & Andronico, LLP ("MFA") as the Company's new independent registered public accounting firm.

The reports of PwC on the Company's financial statements for the fiscal years ended December 31, 2016 and 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, except that the reports for both years contained a paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

During the fiscal years ended December 31, 2016 and 2015, and the subsequent period through April 4, 2017, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in their reports. During the fiscal years ended December 31, 2016 and 2015 and the subsequent period through April 4, 2017, there have been no reportable events (as defined in Regulation S-K 304(a)(1)(v)).

During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through April 4, 2017, the date of PwC's dismissal, neither the Company, nor anyone on its behalf, consulted MFA regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and no written report or oral advice was provided to the Company that was an important factor considered by the Company in reaching its decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided PwC with a copy of the statements set forth above prior to the time this Current Report on Form 8-K was filed with the Securities and Exchange Commission ("SEC"). The Company requested that PwC furnish the Company with a letter addressed to the SEC stating whether PwC agrees with the above statements. PwC has furnished the requested letter, and it is attached as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

INDEX TO EXHIBITS

Exhibit
Number	Exhibit Description
16.1	Letter from PricewaterhouseCoopers LLP dated April 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEUROMETRIX, INC.

April 6, 2017	/s/	THOMAS T. HIGGINS
Thomas T. Higgins
Senior Vice President, Chief Financial Officer and Treasurer

NEUROMETRIX, INC.

INDEX TO EXHIBITS

Exhibit
Number	Exhibit Description
16.1	Letter from PricewaterhouseCoopers LLP dated April 6, 2017.